UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) January 23, 2014

SANTA FE GOLD CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20430	84-1094315
(Commission File Number)	(IRS Employer Identification No.)

6100 Uptown Blvd NE, Suite 600
Albuquerque, NM 87110

(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (505) 255-4852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( x ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( x ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

( ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into Material Definitive Agreements.

THE TYHEE MERGER AGREEMENT

On January 23, 2014, Santa Fe Gold Corporation (“Santa Fe” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tyhee Gold Corp., a British Columbia, Canada corporation whose common shares are listed on the TSX Venture Exchange under the symbol TDC (“Tyhee”), and Tyhee Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Tyhee (“Merger Sub”). Under the terms of the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company to be the surviving corporation (the “Surviving Corporation”) and a wholly-owned subsidiary of Tyhee (the “Merger”).

Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock of the Company (the “Company Common Stock”) will be converted into and become the right to receive: (a) 0.9 of one common share of Tyhee (the “Tyhee Common Shares”) and (b) 0.45 of one warrant, with each whole warrant entitling the holder to purchase one Tyhee Common Share, at an exercise price of Cd$0.25 per Tyhee Common Share for a period of four years (the “Tyhee Warrants”, as set forth in Exhibit 2.1(a)(i) to the Merger Agreement). In addition, unless previously cancelled, exchanged or terminated, any stock options and warrants to purchase Company Common Stock outstanding at the effective time of the Merger will remain outstanding following the Merger and will thereafter be exercisable for Tyhee Common Shares, in accordance with their terms.

Completion of the Merger is subject to customary conditions, including (i) the adoption of the Merger Agreement by the required vote of the holders of outstanding Company Common Stock, (ii) the Securities and Exchange Commission (the “SEC”) has declared effective a Registration Statement registering the Tyhee Common Shares and Tyhee Warrants under the Securities Act of 1933, as amended, (iii) the consummation of the comprehensive secured debt restructurings noted below, (iv) receipt of the approval of the TSX Venture Exchange, and (v) Tyhee closing a qualified financing of at least $20 million (a “Qualified Financing”). It is anticipated that the Merger will qualify as a “tax free reorganization” for U.S. federal income tax purposes.

The Merger Agreement contains representations, warranties and covenants of the parties customary for transactions of this type. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company, and has agreed to certain restrictions on its ability to respond to such proposals, subject to the fulfillment of certain fiduciary requirements of the Company’s Board of Directors. The Merger Agreement also contains customary termination provisions for the Company and Tyhee, and provides that, in connection with termination of the Merger Agreement under specified circumstances, generally involving competing transactions or a change in the recommendation of the Company’s Board of Directors in favor of the Merger, the Company may be required to pay Tyhee a termination fee equal to $300,000. In addition, failure of the Company stockholders to approve and adopt the Merger Agreement at a Company meeting of stockholders may require the Company to pay Tyhee the same termination fee. The Merger Agreement further provides that Tyhee may be required to pay Santa Fe a termination fee equal to $300,000 in the event that Tyhee fails to consummate a Qualified Financing for reasons other than the occurrence of certain events of major financial occurrence of national or international consequence or if the price of gold, as reported by COMEX, should fall below $900 per troy ounce for ten consecutive trading days.

Under the terms of the Merger Agreement, during the period between the signing of the Merger Agreement and the closing of the Merger, the Company has agreed to continue to carry on its business in the ordinary course, and to manage its business in accordance with an interim operating plan mutually agreed upon between the Company and Tyhee. Tyhee has appointed a liaison officer to assist in the management of the business of the Company until the closing of the Merger.

Upon closing of the merger, Santa Fe’s president and CEO, Dr. W. Pierce Carson, will become a consultant to Tyhee and a member of Tyhee’s board of directors. Upon closing of the Merger, Tyhee will be obligated to make payments to Dr. Carson pursuant to his existing Employment Agreement, Royalty Agreement and Change in Control Agreement, as set forth in Exhibit 1.7(a)(ii) to the Merger Agreement.

Upon the unanimous recommendation of a special committee of the Board of Directors of the Company (the “Special Committee”) comprised entirely of independent and disinterested directors, the Board of Directors of the Company approved the Merger Agreement. Jett Capital Advisors advised the Special Committee and the Company’s Board of Directors in conjunction with the Merger Agreement.

The Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K to provide the Company’s stockholders with information regarding the terms of the proposed Merger, and is not intended to otherwise modify or supersede any factual disclosures about the Company or Tyhee in the Company’s public reports filed with the SEC. In particular, the Merger Agreement and this summary of terms are not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to the Company or Tyhee. The representations and warranties have been negotiated with the principal purpose of (i) establishing the circumstances under which the parties may have a right to terminate the Merger Agreement, and (ii) allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from that generally applicable under the federal securities laws.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated in this report by reference.

THE TYHEE BRIDGE LOAN AGREEMENT

In conjunction with the Merger Agreement, Tyhee and Santa Fe entered into a Bridge Loan Agreement, pursuant to which Tyhee is obligated to advance up to $3.0 million to Santa Fe in accordance with the terms thereof. Santa Fe may terminate the Merger Agreement if Tyhee shall not have obtained funding for the full principal amount of the Bridge Loan no later than February 15, 2014. The Bridge Loan bears interest at a rate of 18% per annum. The principal amount of the Bridge Loan becomes due and payable upon termination of the Merger Agreement or, following completion of the merger, will be converted to an intercompany loan. Santa Fe may prepay the principal amount and accrued interest of the Bridge Loan at any time and from time to time without penalty. The Bridge Loan Agreement contains other terms and conditions, and a copy is included as Exhibit A to the Merger Agreement, which is included as an Exhibit to the Santa Fe Form 8-K.

The foregoing description of the Bridge Loan Agreement does not purport to be complete, and is qualified in its entirety by reference to the Bridge Loan Agreement, which in substantially the form attached as Exhibit A to the Merger Agreement (and included in Exhibit 2.1 to this Current Report on Form 8-K).

THE ANTICIPATED SECURED DEBT RESTRUCTURINGS

In connection with the execution of the Merger Agreement, each of Santa Fe’s three senior secured creditors, Waterton Global Value, L.P. (“Waterton”), Sandstorm Gold Ltd. and Sandstorm Gold (Barbados) Ltd. (“Sandstorm”), and International Goldfields Limited (“IGS”), have entered into respective agreements to restructure collectively more than $23.1 million of Santa Fe indebtedness.

WATERTON RESTRUCTURING TERM SHEET

In connection with the Merger Agreement, Santa Fe, Tyhee and Waterton have executed a non-binding Term Sheet (the “Waterton Term Sheet”) re Proposed Restructuring of Existing Senior Secured Gold Stream Credit Agreement (the “Waterton Credit Agreement”). The Waterton Term Sheet contemplates that:

the principal, interest and other amounts owed by Santa Fe to Waterton will be $10,041,000;
the transactions contemplated by the Waterton Term Sheet will be effective upon closing of the Merger;
Tyhee will become an additional guarantor of Santa Fe’s obligations to Waterton;
the maturity date of the Waterton Credit Agreement will be extended to June 30, 2016;

Santa Fe will repay amounts due Waterton (a) in 18 equal installments of $527,056 commencing the end of January, 2015 and ending on the last business day of June, 2016; and (b) by making payment to Waterton of $554,000 on the closing of the Merger;

should the price of gold on the London Bullion Market Association, PM Fix drop below $900 per ounce on any five consecutive trading days during the repayment period, Waterton will deliver to Santa Fe a revised repayment schedule extending the repayment period and adjusting the monthly repayment amounts such that the new stated maturity date will be the last business day of June, 2017;

all amounts outstanding under the restructured facility will accrue interest at a rate of 10.00% per annum and shall start to accrue interest immediately following the merger;
Tyhee will be making the Bridge Loan and an additional $7,500,000 investment in Santa Fe; and
the obligations of Waterton and Santa Fe under the Gold and Silver Supply agreement dated December 23, 2011 will terminate in full on the repayment of all amounts owed to Waterton.

The foregoing description of the Waterton Term Sheet does not purport to be complete, and is qualified in its entirety by reference to the Waterton Term Sheet, which in substantially the form attached as Exhibit B to the Merger Agreement (and included in Exhibit 2.1 to this Current Report on Form 8-K).

SANDSTORM GOLD PURCHASE AGREEMENT AMENDMENT BINDING TERM SHEET

In connection with the Merger Agreement, Santa Fe and Sandstorm have executed a Gold Purchase Agreement Amendment Binding Term Sheet (the “Sandstorm Term Sheet’), which contemplates that:

the principal, interest and other amounts owed by Santa Fe to Sandstorm is $7,100,120;
the repayment of the above amount, shall commence on the earlier of July 1, 2016 or when amount due Waterton have been repaid;

the repayment shall be made in 24 equal monthly installments, by 24 deliveries of gold, with each delivery having a value equal to US$295,880 (the value of the gold that is delivered to be based on the market price of gold;

once Waterton has been repaid, Sandstorm will be granted a first lien position on the Summit mine;
a perpetual net smelter royalty will be created with the following provisions:
3% of net smelter returns if the applicable monthly average gold price is US$1,500 per ounce of gold or less; and
4% of net smelter returns if the applicable monthly average gold price is greater than US$1,500 per ounce of gold; and
so long as the net smelter royalty is in good standing and no default exists thereunder, no deliveries of gold to Sandstorm pursuant to the existing Purchase Agreement needs to be made.

The foregoing description of the Sandstorm Term Sheet does not purport to be complete, and is qualified in its entirety by reference to the Sandstorm Term Sheet, which in substantially the form attached as Exhibit C to the Merger Agreement (and included in Exhibit 2.1 to this Current Report on Form 8-K).

IGS LETTER AGREEMENT

In connection with the Merger Agreement, Santa Fe and IGS have executed a Letter Agreement (the “IGS Agreement”), which contemplates that:

upon execution of the Merger Agreement, the entire outstanding principal amount of the certain A$ 2.0 million Secured Convertible Note, dated June 23, 2013, issued by Santa Fe and payable to IGS, including all accrued interest and any other amounts due or payable by Santa Fe thereunder, shall automatically be converted into 9,259,259 shares of Santa Fe common stock. The issuance of such shares will be pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended, and IGS will be restricted from selling any of such shares into the US or to any US person;

as of the closing of the merger, all accrued interest on A$4.0 million original principal amount of Secured Convertible Notes dated October 21, 2012 and October 31, 2012 (the “A$4.0 million IGS Notes”), respectively, accrued prior to the closing of the merger will be extinguished and IGS’ rights under its security agreement will terminate;

payment of the A$4.0 Million IGS Notes will be deferred until all amounts due to Waterton Credit Agreement, as amended, have been fully paid;
interest on the A$4.0 Million IGS Notes will accrue at 8% per annum and capitalized annually commencing as of the closing of the merger;

once Santa Fe commences payment after the last payment to Waterton pursuant to the Waterton Credit Agreement, payments to IGS will commence on a monthly basis for 24 months in the principal amount of A$166,666.67 plus accrued interest; and

after April 1, 2016, IGS may convert the A$4.0 Million IGS Notes into Tyhee stock the outstanding amounts due in parcels of not more than A$500,000 per calendar quarter at a conversion price equal to the market price on the relevant conversion date, provided that the market price is equal or greater than Cn$0.30 per share. Converted stock will be subject to a four- month hold, during which time it may not be sold. Converted stock will be restricted in that not more than A$500,000 per quarter can be sold and Tyhee can impose necessary locks on the stock to ensure compliance with the quarterly restriction on selling the converted stock. No converted stock may be sold until all amounts due Waterton have been fully paid.

The foregoing description of the IGS Agreement does not purport to be complete, and is qualified in its entirety by reference to the IGS Agreement, which in substantially the form attached as Exhibit D to the Merger Agreement (and included in Exhibit 2.1 to this Current Report on Form 8-K).

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of January 23, 2014, by and among Santa Fe Gold Corporation, Tyhee Gold Corp, and Tyhee Merger Sub, Inc.

99.1	Press Release dated January 24, 2014

NOTICES

STATEMENT REGARDING ADDITIONAL INFORMATION THAT WILL BECOME AVAILABLE

This Current Report on Form 8-K is being made in respect of a proposed merger involving Santa Fe Gold Corporation. (“Santa Fe”) and Tyhee Gold Corp. (“Tyhee”). In connection with the proposed transaction, Tyhee and Santa Fe will file with the SEC a Registration Statement on Form F-4 containing a proxy statement/prospectus, and each of Tyhee and Santa Fe Solar may file with the SEC other documents regarding the proposed transaction. Tyhee will provide disclosure and arrange for solicitation of the votes of its shareholders in accordance with Canadian regulations. Such documents are not currently available.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER FILED DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a copy of the proxy statement/prospectus (when available) and other documents filed with the SEC by Tyhee and Santa Fe Solar free of charge at the SEC’s website at www.sec.gov. Investors and security holders may also obtain copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by Santa Fe free of charge from Santa Fe by directing a request to Santa Fe, Attention: Michael Martinez, (505) 255-4852, or by going to Santa Fe’s website at www.santafegold.com.

Santa Fe and Tyhee, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Santa Fe’s directors and executive officers is contained in its annual report on Form 10-K, filed with the SEC on September 30, 2013. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC (when available).

FORWARD-LOOKING AND CAUTIONARY STATEMENTS – SAFE HARBOR

Except for the historical information presented herein, matters discussed herein may constitute forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “future,” “anticipate,” “potential,” “believe” or similar statements are forward-looking statements. Risks and uncertainties include difficulties, delays, unexpected costs or the inability to consummate the proposed business combination with Tyhee and other transactions referred to in this Current report on Form 8-K; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, business partners or governmental entities; risks associated with the inherent uncertainty of future financial results, additional capital financing requirements, and development of new products by the Company or the Company competitors and those risks described in the documents we file with the SEC. The information contained herein is as of January 23, 2014. The Company disclaims any intent or obligation to update any forward-looking statements as a result of developments occurring after the period covered by this report or otherwise, except as expressly required by law. Copies of Santa Fe’s public disclosure filings are available from its investor relations department.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SANTA FE GOLD CORPORATION
(Registrant)

Date: January 24, 2014	/s/ W. Pierce Carson
W. Pierce Carson
Chief Executive Officer